LORD ABBETT SECURITIES TRUST

Lord Abbett All Value Fund

Lord Abbett Alpha Strategy Fund

Lord Abbett International Core Equity Fund

Lord Abbett International Dividend Income Fund

Lord Abbett International Opportunities Fund

Lord Abbett Large Cap Value Fund

Lord Abbett Value Opportunities Fund

Supplement dated February 9, 2009 to the

Statements of Additional Information dated June 20, 2008

(Class A, B, C, F, I, P, R2, and R3 Shares)

1.              Effective February 17, 2009, the following replaces the first and second paragraphs in the subsection titled “Investment Advisory and Other Services  –  Investment Managers” in the Statements of Additional Information:

Portfolio Managers

Each Fund (other than the Alpha Strategy Fund) is managed by an experienced portfolio manager or a team of portfolio managers responsible for investment decisions together with a team of research analysts who provide company, industry, sector and macroeconomic research and analysis.

The Lord Abbett Asset Allocation Committee oversees and reviews the allocation and investment of the Alpha Strategy Fund’s assets in the underlying funds. The Asset Allocation Committee members are primarily and jointly responsible for the day-to-day management of the Fund. The Asset Allocation Committee consists of Robert S. Dow, Robert I. Gerber, Christopher J. Towle, Harold E. Sharon, Charles P. Massare, and Robert P. Fetch.

2.              Effective February 17, 2009, the following replaces the third paragraph in the subsection titled “Investment Advisory and Other Services  –  Investment Managers” in the Statements of Additional Information:

The portfolio management team for the All Value Fund is headed by Robert P. Fetch.  Assisting Mr. Fetch is Deepak Khanna.  Messrs. Fetch and Khanna are jointly and primarily responsible for the day-to-day management of the All Value Fund.

3.              Effective February 17, 2009, the following replaces the seventh paragraph in the subsection titled “Investment Advisory and Other Services  –  Investment Managers” in the Statements of Additional Information:

Thomas B. Maher and Justin C. Maurer are jointly and primarily responsible for the day-to-day management of the Value Opportunities Fund.

4.              Effective February 17, 2009, the following replaces the seventh paragraph and the rows in the table for the All Value Fund and Value Opportunities Fund in the subsection titled “Investment Advisory and Other Services  –  Investment Managers” in the Statements of Additional Information:

The following table indicates for each Fund as of October 31, 2007 (or another date, as indicated): (1) the number of other accounts managed by the portfolio manager who is jointly and/or primarily responsible for the day-to-day management of that Fund within certain categories of investment vehicles; and (2) the total assets in such accounts managed within each category.  For each of the categories, a footnote to the table also provides the number of accounts and the total assets in the accounts with respect to which the management fee is based on the performance of the account.  Included in the Registered Investment Companies or mutual funds category are those U.S. registered funds managed or sub-advised by Lord Abbett, including funds underlying variable annuity contracts and variable life insurance policies offered through insurance companies.  The Other Pooled Investment Vehicles category includes collective investment funds, offshore funds and similar non-registered investment vehicles.  Lord Abbett does not manage any hedge funds.  The Other Accounts category encompasses Retirement and Benefit Plans (including both defined contribution and defined benefit plans) sponsored by various corporations and other entities, individually managed institutional accounts of various corporations, other entities and individuals, and separately managed accounts in so-called wrap fee programs sponsored by Financial Intermediaries unaffiliated with Lord Abbett.  (The data shown below are approximate.)

Other Accounts Managed (# and Total Assets +)

Fund	Name	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
All Value Fund	Robert P. Fetch(a)	11 / $5,078.3	3 / $313.4	700 / $1,902.1 (b)
	Deepak Khanna(a)	3 / $259.0	3 / $313.4	11 / $578.1 (c)

Value Opportunities Fund	Thomas B. Maher(a)	0 / $0.0	0 / $0.0	3 / $68.9 (d)
	Justin C. Maurer(a)	0 / $0.0	0 / $0.0	3 / $68.9 (d)

+        Total assets are in millions.

(a)     The amounts shown are as of December 31, 2008.

(b)     Included in the number of accounts and total assets are 3 accounts with respect to which the management fee is based on the performance of the account; such accounts total approximately $411.0 million in assets.

(c)   Included in the number of accounts and total assets is 1 account with respect to which the management fee is based on the performance of the account; such account totals approximately $302.6 million in assets.

(d)   Included in the number of accounts and total assets is 1 account with respect to which the management fee is based on the performance of the account; such account totals approximately $61.8 million in assets.

5.              Effective February 17, 2009, the following subsection replaces the paragraph and rows in the table for the All Value Fund and Value Opportunities Fund in the subsection titled “Investment Advisory and Other Services – Holdings of Investment Managers” in the Statements of Additional Information:

Holdings of Portfolio Managers

The following table indicates for each Fund the dollar range of shares beneficially owned by each portfolio manager who is jointly and/or primarily responsible for the day-to-day management of that Fund, as of October 31, 2007 (or another date, as indicated).  This table includes the value of shares beneficially owned by such portfolio managers through 401(k) plans and certain other plans or accounts, if any.

Dollar Range of Shares in the Funds
Fund	Name	None	$ 1- $ 10,000	$ 10,001- $ 50,000	$ 50,001- $ 100,000	$ 100,001- $ 500,000	$ 500,001- $ 1,000,000	Over $ 1,000,000
All Value Fund	Robert P. Fetch (a)					X
	Deepak Khanna (a)					X

Value Opportunities Fund	Thomas B. Maher (a)			X
	Justin C. Maurer (a)					X

(a)   The amounts shown are as of February 2, 2009.